IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

May 27, 2010

WorldWide Stock Transfer , LLC
433 Hackensack Avenue, Level L
Hackensack, New Jersey 07601

RE:           NEOMEDIA TECHNOLOGIES, INC.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) of even date herewith by and between Neomedia Technologies, Inc, a Delaware corporation (the “Company”), and YA Global Investments, LP (the “Buyer”).  Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyer, and the Buyer shall purchase from the Company, a convertible debentures (the “Debenture”) in the aggregate principal amount of $2, 006,137.04, plus accrued interest, which are convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the Buyer’s discretion.  The Company has also issued to the Buyer warrants to purchase up to 5,000,000 shares of Common Stock, at the Buyer’s discretion (the “Warrant”).  These instructions relate to the following stock or proposed stock issuances or transfers:

1.
Shares of Common Stock to be issued to the Buyer upon conversion of the Debenture (“Conversion Shares”) plus the shares of Common Stock to be issued to the Buyer upon conversion of accrued interest and liquidated damages into Common Stock (the “Interest Shares”).

2.	Up to 5,000,000 shares of Common Stock to be issued to the Buyer upon exercise of the Warrant (the “Warrant Shares”).

This letter shall serve as our irrevocable authorization and direction to WorldWide Stock Transfer, LLC (the “Transfer Agent”) to do the following:

1.	Conversion Shares, Warrant Shares and Interest Shares.

a.
Instructions Applicable to Transfer Agent.  With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the “Conversion Notice”) in the form attached hereto as Exhibit A to the Debenture, or a properly completed and duly executed Exercise Notice  (the “Exercise Notice”) in the form attached as Exhibit A to the Warrant, delivered to the Transfer Agent by the Company or on behalf of the Company by David Gonzalez, Esq. as escrow agent (the “Escrow Agent”).  Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall, as soon as reasonably practical thereafter, (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice, or (ii) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system, provided that the Buyer causes its bank or broker to initiate the DWAC transaction, and further provided that a certificate representing such shares of Common Stock would not be required to bear a legend restricting transfer.

b.
The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares, Warrant Shares and Interest Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that Buyer confirm to the Transfer Agent and the Company that the Conversion Shares, Warrant Shares and Interest Shares have been or will be sold only pursuant to an effective registration statement for such securities under the Securities Act of 1933, as amended (the “Act”), and that the Buyer has complied, or will comply, with all applicable prospectus delivery requirements; and further provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto, and that if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Act, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

c.
In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares, the Warrant Shares or the Interest Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion.  The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares, the Warrant Shares or the Interest Shares.

d.
Upon the Company’s or the Escrow Agent’s receipt of a properly completed Conversion Notice or Exercise Notice (along with evidence that the Aggregate Exercise Price (as defined in the Warrant) has been delivered to the Company), the Company or the Escrow Agent, as the case may be, shall, within one Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice, as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.  For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

2.	All Shares.

a.
The Company hereby irrevocably appoints the Escrow Agent as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

b.
The Transfer Agent shall rely exclusively on the Conversion Notice or the Exercise Notice, and shall have no liability for relying on such instructions.  Any Conversion Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof.  Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c.
The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein.  The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

3.
Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein.  The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

4.	Company Acknowledgments.

a.	The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyer.

b.
The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions within 5 business days from the effectiveness of such resignation.

c.
The Company acknowledges that the Buyer is relying on the representations and covenants made by the Company hereunder and are a material inducement to the Buyer purchasing the Debenture pursuant to the Securities Purchase Agreement.  The Company further acknowledges that without such representations and covenants of the Company made hereunder, the Buyer would not purchase the Debenture.

d.
The Company specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach by the Company, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

5.
Transfer Agent Binding Disclaimer:  In consideration for the Transfer Agent agreeing and attesting to all terms in the above referenced Irrevocable Transfer Agent Instructions, in particular any kind of lawsuit and or action that may arise from the Buyer’s instructing the Transfer Agent to issue shares based on the legality of the Securities Purchase Agreement whereas the Company is denying the request in full or partially for whatever reason, the Company, Buyer and any other third party involved agree for ourselves, our successors, legal representatives and assigns, at all times to defend, indemnify and save the Transfer Agent, their successors and assigns, free and harmless from and against any and all claims, from actions, suits, whether groundless or otherwise, and from and against any and all liabilities, taxes, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character that arises from this action.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

Neomedia Technologies, Inc.

By:	/s/ Michael W. Zima
Name: Michael W. Zima
Title: Chief Financial Officer

BUYER:
YA Global Investments, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:	/s/ Gerald Eicke
Name: Gerald Eicke
Title: Managing Member

ESCROW AGENT

By:	/s/ David Gonzalez
David Gonzalez, Esq.

WorldWide Stock Transfer, LLC

By:
Name:
Title:

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

_________, 20__

________

Attention:

RE:           NEOMEDIA TECHNOLOGIES, INC.

Ladies and Gentlemen:

We are counsel to Neomedia Technologies, Inc., (the “Company”), and have represented the Company in connection with its filing of a registration statement covering the resale of certain shares (the “Conversion Shares”) Company’s common stock, par value $.001 per share (the “Common Stock”) issued upon the conversion of the secured convertible debenture purchased by YA Global Investments, LP (the “Buyer”) pursuant to that certain Securities Purchase Agreement, dated as of May _, 2010 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyer.  On _______, 20__, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 20__ and we have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The statement made herein that “we have no knowledge” is based solely on information actually known to those attorneys currently practicing with this firm and engaged in the representation of the Company in connection with the transactions contemplated by the Securities Purchase Agreement.

Very truly yours,

EXHIBIT I

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 20__

VIA FACSIMILE AND REGULAR MAIL

WorldWide Stock Transfer, LLC
433 Hackensack Avenue, Level L
Hackensack, New Jersey 07601

RE:           NEOMEDIA TECHNOLOGIES, INC.

Ladies and Gentlemen:

We have acted as counsel to Neomedia Technologies, Inc., a Delaware corporation (the “Company”), in connection with the registration under the Securities Act of 1933, as amended (the “Act”), of an offering of up to ____________ shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued or to be issued to the selling stockholders (the “Selling Stockholders”) listed in the selling stockholders table at page __ of the final prospectus, a copy of which is attached hereto as Exhibit A.  We understand that the certificates representing the Common Stock currently contain a legend (the “Securities Act Legend”) stating that the Common Stock represented by such certificates may not be sold or transferred without registration under the Act.

The sale of the Common Stock by the Selling Stockholders has been registered under the Act pursuant to a Registration Statement on Form S-1 (SEC File No. 333-______), filed with the Securities and Exchange Commission (the “Commission”) on ________ __, 200_ (the “Registration Statement”).  The Registration Statement was declared effective under the Act by the Commission on ________ __, 200_.  Therefore, the Common Stock identified in the Registration Statement, including those shares issued upon exercise of the Convertible Debentures and Warrants referenced in Exhibit A, may, upon receipt of confirmation from the Selling Stockholder that the Common Stock has been or will be sold only pursuant to the Registration Statement and that the Selling Stockholder has complied, or will comply, with all applicable prospectus delivery requirements, be issued or reissued, as applicable, without bearing the Securities Act Legend.

Very truly yours,

EXHIBIT II

EXHIBIT A

Prospectus

EXHIBIT A